Exhibit 99.1

ON24 Announces Second Quarter 2023 Financial Results

•Second quarter total revenue of $42.1 million
•Achieved Q2 2023 profitability target, and Q4 2023 profitability milestone ahead of schedule
•Launched new Generative AI Optimization Suite with strong customer trial adoption
•Continued to execute on capital return program; returned approximately $73.5 million to stockholders in Q2
SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading sales and marketing platform for B2B digital engagement, today announced financial results for the second quarter ended June 30, 2023.
“In the second quarter, we continued to make significant progress on our path to profitability by achieving positive non-GAAP EPS. We also achieved breakeven non-GAAP EBITDA, which is two quarters ahead of our original goal,” said Sharat Sharan, co-founder and CEO of ON24. “We continued to operate in a period of uncertainty in which our customers’ budgets remained under pressure. In this environment, we remain laser-focused on what we can control by executing against our strategic priorities of delivering profitability, developing the next generation of our platform enabled by generative AI, and further enhancing our enterprise go-to-market strategy. Looking ahead, we are confident that we have positioned our company to drive long-term profitable growth.”
Second Quarter 2023 Financial Highlights
•Revenue:
◦Revenue from our Core Platform, including services, was $40.5 million, a decrease of 9% year-over-year.
◦Total revenue was $42.1 million, a decrease of 13% year-over-year.
•ARR:
◦Core Platform ARR of $140.6 million as of June 30, 2023, a decrease of 10% year-over-year.
◦Total ARR of $144.8 million as of June 30, 2023, a decrease of 14% year-over-year.
•GAAP Operating Loss was $15.8 million, compared to GAAP operating loss of $16.0 million in the second quarter of 2022.
•Non-GAAP Operating Loss was $0.9 million, compared to non-GAAP operating loss of $6.2 million in the second quarter of 2022.
•GAAP Net Loss was $12.8 million, or $(0.28) per diluted share, compared to GAAP net loss of $16.2 million, or $(0.34) per diluted share in the second quarter of 2022.
•Non-GAAP Net Income was $2.1 million, or $0.04 per diluted share, compared to a non-GAAP net loss of $6.4 million, or $(0.14) per diluted share in the second quarter of 2022.
•Cash Flow: Net cash used in operating activities was $4.3 million, compared to $2.7 million used in operating activities in the second quarter of 2022. Free cash flow was negative $4.9 million for the quarter, compared to negative $3.4 million in the second quarter of 2022.
•Cash, Cash Equivalents and Marketable Securities totaled $240.5 million as of June 30, 2023.

For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.
Recent Business Highlights:
•Achieved accelerated profitability targets through greater operational efficiency.
•Launched new Generative AI Optimization Suite built on strong foundation of first-party data to fuel the next generation of the ON24 platform; over 200 customers in free trial with positive outlook for expansion sales.
•Strengthened relationships with enterprise customers as percentage of Core Platform ARR in multiyear agreements hit an all-time high.
•Continued to advance enterprise go-to-market execution with focus on mission-critical digital transformation initiatives requiring a differentiated enterprise-grade solution that supports compliance.
Financial Outlook
For the third quarter of 2023, ON24 expects:
•Core Platform Revenue, including services, to be in the range of $36.5 million to $37.5 million.
•Total revenue of $37.5 million to $38.5 million.
•Non-GAAP operating loss of $2.7 million to $1.7 million.
•Non-GAAP net income per share of $0.00 per share, or break-even EPS, using approximately 49.2 million diluted shares outstanding.
◦Restructuring charge of $0.7 million to $1.4 million, excluded from the Non-GAAP amounts above.
For the full year 2023, ON24 now expects:
•Core Platform Revenue, including services, to be in the range of $152.0 million to $155.0 million.
•Total revenue of $157.0 million to $160.0 million.
•Non-GAAP operating loss of $9.5 million to $7.5 million.
•Non-GAAP net loss per share of $(0.02) to net income of $0.02 per share using approximately 44.8 million basic and diluted shares outstanding and 49.6 million diluted shares outstanding, respectively.
Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing (877) 497-9071 or +1 (201) 689-8727.
A webcast and management’s prepared remarks for today’s call will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.

Definitions of Certain Key Business Metrics
Core Platform: The ON24 Core Platform products include:
ON24 Elite: live, interactive webinar experience that engages prospective customers in real-time and can be made available in an on-demand format.
ON24 Breakouts: live breakout room experience that facilitates networking, collaboration and interactivity between users.
ON24 Forums: live, interactive experience that facilitates video-to-video interaction between presenters and audiences.
ON24 Go Live: live, interactive video event experience that enables presenters and attendees to engage face-to-face in real-time and can also be made available in an on-demand format.
ON24 Engagement Hub: always-on, rich multimedia content experience that prospective customers can engage anytime, anywhere.
ON24 Target: personalize and curate, rich landing page experience that engages specific segments of prospective customers to drive desired action.
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, income tax, stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, charges for underutilized real estate, and certain other costs. We define non-GAAP net income (loss) as net income (loss) excluding stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, charges for underutilized real estate, and certain other costs. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss) and non-GAAP net income (loss) to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss) and non-GAAP net income (loss) may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.

Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “convert,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the execution of our capital return program, the size of our market opportunity, the success of our new products and capabilities, the impact of the COVID-19 pandemic on the way people do business, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to attract new customers and expand sales to existing customers, decline in our growth rate; fluctuation in our performance, our history of net losses and expected increases in our expenses; competition and technological development in our markets and any decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise manage our growth; the impact of the COVID-19 pandemic; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
About ON24
ON24 is on a mission to re-imagine how companies engage, understand and build relationships with their audience in a digital world. Through our leading sales and marketing platform for digital engagement, businesses use our portfolio of webinar, virtual event and content experiences to drive engagement and generate first-party data, delivering revenue growth across the enterprise – from demand generation to customer success to partner enablement.
ON24 powers digital engagement for industry-leading customers worldwide, including 3 of the 5 largest global technology companies, 3 of the 6 largest US banks, 3 of the 5 largest global healthcare companies, and 3 of the 5 largest global industrial manufacturers, enabling organizations to reach millions of professionals a month for billions of engagement minutes per year with all the first-party data being captured, generated and integrated from one place. ON24 is headquartered in San Francisco with global offices in North America, EMEA, and APAC. For more information, visit www.ON24.com.

© 2023 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries.

ON24, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$25,158	$26,996
Marketable securities	215,372	301,125
Accounts receivable, net	31,314	43,757
Deferred contract acquisition costs, current	12,452	13,136
Prepaid expenses and other current assets	7,293	6,281
Total current assets	291,589	391,295
Property and equipment, net	5,668	7,212
Operating right-of-use assets	3,717	5,606
Intangible asset, net	1,523	1,979
Deferred contract acquisition costs, non-current	16,876	17,773
Other long-term assets	1,370	1,608
Total assets	$320,743	$425,473
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,269	$4,611
Accrued and other current liabilities	16,866	18,465
Deferred revenue	74,459	83,453
Finance lease liabilities, current	718	1,554
Operating lease liabilities, current	2,640	2,648
Total current liabilities	98,952	110,731
Operating lease liabilities, non-current	3,730	5,040
Other long-term liabilities	1,075	1,741
Total liabilities	103,757	117,512
Stockholders’ equity
Common stock	4	5
Additional paid-in capital	501,416	562,555
Accumulated deficit	(284,164)	(253,727)
Accumulated other comprehensive loss	(270)	(872)
Total stockholders’ equity	216,986	307,961
Total liabilities and stockholders’ equity	$320,743	$425,473

ON24, INC.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Subscription and other platform	$38,336	$43,064	$77,700	$86,541
Professional services	3,750	5,174	7,449	10,189
Total revenue	42,086	48,238	85,149	96,730
Cost of revenue:
Subscription and other platform(1)(4)	9,066	9,958	18,955	19,560
Professional services(1)(4)	3,134	3,343	6,451	6,685
Total cost of revenue	12,200	13,301	25,406	26,245
Gross profit	29,886	34,937	59,743	70,485
Operating expenses:
Sales and marketing(1)(4)	22,628	28,850	47,045	58,043
Research and development(1)(2)(4)	10,930	10,948	22,029	21,592
General and administrative(1)(3)(4)	12,105	11,158	26,383	22,035
Total operating expenses	45,663	50,956	95,457	101,670
Loss from operations	(15,777)	(16,019)	(35,714)	(31,185)
Interest expense	33	49	62	103
Other (income) expense, net	(3,193)	103	(5,765)	280
Loss before provision for income taxes	(12,617)	(16,171)	(30,011)	(31,568)
Provision for income taxes	230	41	426	123
Net loss	(12,847)	(16,212)	(30,437)	(31,691)
Net loss per share:
Basic and diluted	$(0.28)	$(0.34)	$(0.65)	$(0.67)
Weighted-average shares used in computing net loss per share:
Basic and diluted	45,866,022	47,187,586	46,581,527	47,408,479
(1)Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue
Subscription and other platform	$709	$823	$1,494	$1,691
Professional services	144	166	296	340
Total cost of revenue	853	989	1,790	2,031
Sales and marketing	3,555	3,697	6,612	7,389
Research and development	2,363	1,925	4,384	3,906
General and administrative	4,834	3,087	8,940	5,879
Total stock-based compensation expense	$11,605	$9,698	$21,726	$19,205

(2)Research and development expense includes amortization of acquired intangible asset of $135 thousand and $277 thousand for the three and six months ended June 30, 2023, respectively, and $137 thousand for the three and six months ended June 30, 2022, in connection with the Vibbio acquisition in April 2022.
(3)General and administrative expense for the three and six months ended June 30, 2023 includes fees related to shareholder activism of $210 thousand and $2,656 thousand, respectively.
(4)The results of operations for the three and six months ended June 30, 2023 includes restructuring costs, which primarily represent severance and related expense due to restructuring activities, and impairment charges on our headquarters lease, as follows:

	Three Months Ended June 30, 2023			Six months ended June 30, 2023
	Severance and related Charges(1)	Lease Impairment Charge(2)	Total	Severance and related Charges(1)	Lease Impairment Charge(2)	Total
Cost of revenue
Subscription and other platform	$720	$89	$809	$1,505	$89	$1,594
Professional services	50	101	151	104	101	205
Total cost of revenue	770	190	960	1,609	190	1,799
Sales and marketing	597	208	805	1,808	208	2,016
Research and development	340	472	812	1,113	472	1,585
General and administrative	52	339	391	282	339	621
Total restructuring costs	$1,759	$1,209	$2,968	$4,812	$1,209	$6,021

ON24, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,375	1,339	2,792	2,546
Stock-based compensation expense	11,605	9,698	21,726	19,205
Amortization of deferred contract acquisition cost	3,951	3,950	7,844	8,017
Provision for allowance for doubtful accounts and billing reserve	798	487	1,699	747
Non-cash lease expense	444	482	941	1,001
Amortization (accretion) of marketable securities	(1,885)	77	(3,711)	330
Lease impairment charge	1,209	—	1,209	—
Other	28	(1)	156	—
Change in operating assets and liabilities:
Accounts receivable	1,339	1,866	10,744	5,645
Deferred contract acquisition cost	(2,717)	(3,741)	(6,263)	(7,368)
Prepaid expenses and other assets	1,221	1,978	(848)	(1,577)
Accounts payable	882	(1,428)	(471)	314
Accrued liabilities	(1,658)	1,007	(2,747)	255
Deferred revenue	(6,707)	(1,388)	(8,994)	(5,486)
Other non-current liabilities	(1,354)	(782)	(2,123)	(1,376)
Net cash used in operating activities	(4,316)	(2,668)	(8,483)	(9,438)
Cash flows from investing activities:
Purchase of property and equipment	(554)	(690)	(732)	(1,674)
Acquisition, net of cash acquired	—	(2,495)	—	(2,495)
Purchase of marketable securities	(76,234)	(51,349)	(195,825)	(111,620)
Proceeds from maturities of marketable securities	77,260	47,390	276,470	62,098
Proceeds from sale of marketable securities	—	—	9,321	—
Net cash provided by (used in) investing activities	472	(7,144)	89,234	(53,691)
Cash flows from financing activities:
Proceeds from exercise of stock options	629	581	884	1,738
Proceeds from issuance of common stock under ESPP	546	833	546	833
Payment of tax withholding obligations related to net share settlements on equity awards	—	—	—	(1,756)
Payment for repurchase of common stock	(22,586)	(8,734)	(33,306)	(21,808)
Payment of cash dividend	(49,872)	—	(49,872)	—
Repayment of equipment loans	(60)	(67)	(131)	(133)
Repayment of finance lease obligations	(531)	(555)	(942)	(972)
Net cash used in financing activities	(71,874)	(7,942)	(82,821)	(22,098)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	99	249	229	276
Net decrease in cash, cash equivalents and restricted cash	(75,619)	(17,505)	(1,841)	(84,951)
Cash, cash equivalents and restricted cash, beginning of period	100,947	97,597	27,169	165,043
Cash, cash equivalents and restricted cash, end of period	$25,328	$80,092	$25,328	$80,092

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of gross profit and gross margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP gross profit	$29,886	$34,937	$59,743	$70,485
Add:
Stock-based compensation	853	989	1,790	2,031
Restructuring costs	770	—	1,609	—
Impairment charge	190	—	190	—
Non-GAAP gross profit	$31,699	$35,926	$63,332	$72,516
GAAP gross margin	71%	72%	70%	73%
Non-GAAP gross margin	75%	74%	74%	75%

Reconciliation of operating expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP sales and marketing	$22,628	$28,850	$47,045	$58,043
Less:
Stock-based compensation	(3,555)	(3,697)	(6,612)	(7,389)
Restructuring costs	(597)	—	(1,808)	—
Impairment charge	(208)	—	(208)	—
Non-GAAP sales and marketing	$18,268	$25,153	$38,417	$50,654

GAAP research and development	$10,930	$10,948	$22,029	$21,592
Less:
Stock-based compensation	(2,363)	(1,925)	(4,384)	(3,906)
Restructuring costs	(340)	—	(1,113)	—
Impairment charge	(472)	—	(472)	—
Amortization of acquired intangible asset	(135)	(137)	(277)	(137)
Non-GAAP research and development	$7,620	$8,886	$15,783	$17,549

GAAP general and administrative	$12,105	$11,158	$26,383	$22,035
Less:
Stock-based compensation	(4,834)	(3,087)	(8,940)	(5,879)
Restructuring costs	(52)	—	(282)	—
Impairment charge	(339)	—	(339)	—
Fees related to shareholder activism	(210)	—	(2,656)	—
Non-GAAP general and administrative	$6,670	$8,071	$14,166	$16,156

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of net loss to non-GAAP operating loss

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Add:
Interest expense	33	49	62	103
Other (income) expense, net	(3,193)	103	(5,765)	280
Provision for income taxes	230	41	426	123
Stock-based compensation	11,605	9,698	21,726	19,205
Amortization of acquired intangible asset	135	137	277	137
Restructuring costs	1,759	—	4,812	—
Impairment charge	1,209	—	1,209	—
Fees related to shareholder activism	210	—	2,656	—
Non-GAAP operating loss	$(859)	$(6,184)	$(5,034)	$(11,843)

Reconciliation of net loss to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Add:
Interest expense	33	49	62	103
Other (income) expense, net	(3,193)	103	(5,765)	280
Provision for income taxes	230	41	426	123
Depreciation and amortization	1,240	1,202	2,515	2,409
Amortization of acquired intangible asset	135	137	277	137
Amortization of cloud implementation costs	37	37	74	63
Stock-based compensation	11,605	9,698	21,726	19,205
Restructuring costs	1,759	—	4,812	—
Impairment charge	1,209	—	1,209	—
Fees related to shareholder activism	210	—	2,656	—
Adjusted EBITDA	$418	$(4,945)	$(2,445)	$(9,371)

Reconciliation of net loss to non-GAAP net income (loss)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Add:
Stock-based compensation	11,605	9,698	21,726	19,205
Amortization of acquired intangible asset	135	137	277	137
Restructuring costs	1,759	—	4,812	—
Impairment charge	1,209	—	1,209	—
Fees related to shareholder activism	210	—	2,656	—
Non-GAAP net income (loss)	$2,071	$(6,377)	$243	$(12,349)

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of GAAP to Non-GAAP basic and diluted net income (loss) per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP basic and diluted net loss per share:
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Weighted average common stock outstanding, basic and diluted	45,866,022	47,187,586	46,581,527	47,408,479
Net loss per share, basic and diluted	$(0.28)	$(0.34)	$(0.65)	$(0.67)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Non-GAAP basic and diluted net income (loss) per share:
Net loss	$(12,847)	$(16,212)	$(30,437)	$(31,691)
Add:
Stock-based compensation	11,605	9,698	21,726	19,205
Amortization of acquired intangible asset	135	137	277	137
Restructuring costs	1,759	—	4,812	—
Impairment charge	1,209	—	1,209	—
Fees related to shareholder activism	210	—	2,656	—
Non-GAAP net income (loss)	$2,071	$(6,377)	$243	$(12,349)
Non-GAAP weighted-average common stock outstanding
Basic	45,866,022	47,187,586	46,581,527	47,408,479
Diluted	50,716,390	47,187,586	51,120,544	47,408,479
Non-GAAP net income (loss) per share of common stock:
Basic	$0.05	$(0.14)	$0.01	$(0.26)
Diluted	$0.04	$(0.14)	$—	$(0.26)

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands)
(Unaudited)

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash used in operating activities:	$(4,316)	$(2,668)	$(8,483)	$(9,438)
Less: Purchases of property and equipment	(554)	(690)	(732)	(1,674)
Free cash flow	$(4,870)	$(3,358)	$(9,215)	$(11,112)

ON24, INC.
Revenue
(in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Core Platform
Subscription and other platform	$37,000	$40,027	$74,811	$80,097
Professional services	3,460	4,604	6,855	9,041
Total core platform revenue	$40,460	$44,631	$81,666	$89,138

Virtual Conference
Subscription and other platform	$1,336	$3,037	$2,889	$6,444
Professional services	290	570	594	1,148
Total virtual conference revenue	$1,626	$3,607	$3,483	$7,592

Revenue
Subscription and other platform	$38,336	$43,064	$77,700	$86,541
Professional services	3,750	5,174	7,449	10,189
Total revenue	$42,086	$48,238	$85,149	$96,730

Contacts
Media Contact:
Tessa Barron
press@on24.com

Investor Contact:
Lauren Sloane, The Blueshirt Group for ON24
investorrelations@on24.com